                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 18, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                   1-16455                 76-0655566
(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)


                1111 LOUISIANA STREET
                   HOUSTON, TEXAS                       77002
      (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

                         ------------------------------

ITEM 5.  OTHER EVENTS.

(a) Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Reliant Resources, Inc.'s announcement of the extension of the maturity date of $2.9 billion of its debt until March 28, 2003, as presented in a press release dated February 18, 2003.

(b) Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Reliant Resources, Inc.'s announcement of an agreement to sell its European business, as presented in a press release dated February 20, 2003



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

          99.1 Press Release issued by Reliant Resources, Inc. on February 18, 2003 announcing the extension of the maturity date of $2.9 billion of its debt until March 28, 2003.


          99.2 Press Release issued by Reliant Resources, Inc. on February 20, 2003 announcing an agreement to sell its European business.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RELIANT RESOURCES, INC.
                                              (Registrant)



Date: February 24, 2003                  By: /s/ Mark M. Jacobs
                                             -----------------------------------
                                                 Mark M. Jacobs
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Exhibit Description
------   -------------------

99.1 Press Release issued by Reliant Resources, Inc. on February 18, 2003 announcing the extension of the maturity date of $2.9 billion of its debt until March 28, 2003.

99.2 Press Release issued by Reliant Resources, Inc. on February 20, 2003 announcing an agreement to sell its European business.